Kemper Funds Trust
Kemper Large Company Growth Fund

SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2000

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The following information supplements the prospectus for Kemper Large Company
Growth Fund:

The Board of Trustees (the "Board") of Kemper Funds Trust has approved, subject to shareholder approval, a change to the Kemper Large Company Growth Fund's (the "Fund") classification under the Investment Company Act of 1940 from "diversified" to "non-diversified." Pursuant to the Investment Company Act of 1940, a fund that is classified as diversified may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is not required to comply with this provision.

The fact that the fund may not be diversified and may invest in securities of relatively few issuers increases its risk, because any factors affecting a given company could affect performance of the fund to a greater degree.

It is expected that proxy materials relating to the proposed change will be mailed to the Fund's shareholders in April, 2000. A Special Meeting of Shareholders to vote on the proposed changes is expected to be held on or about April 28, 2000.









April 12, 2000